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                                                                   EXHIBIT 10.3


                    FIRST AMENDMENT TO LETTER LOAN AGREEMENT
                        AND NOTE MODIFICATION AGREEMENT

         THIS FIRST AMENDMENT TO LETTER LOAN AGREEMENT AND NOTE MODIFICATION AGREEMENT (the "Amendment"), dated as of December 9, 1997, is between NORTH CENTRAL DEVELOPMENT COMPANY, a Texas corporation ("Borrower"), HORIZON HEALTH CORPORATION, a Delaware corporation (formerly known as Horizon Mental Health Management, Inc. and hereinafter the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas corporation ("Management"), MENTAL HEALTH OUTCOMES, INC., a Delaware corporation ("Outcomes"), HHG COLORADO, INC., a Colorado corporation ("Colorado"), HHMC PARTNERS, INC., a Delaware corporation ("Partners"), GERIATRIC MEDICAL CARE, INC., a Tennessee corporation ("Geriatric"), SPECIALTY REHAB MANAGEMENT, INC., a Delaware corporation ("Specialty"), ACORN BEHAVIORAL HEALTHCARE MANAGEMENT CORPORATION, a Pennsylvania corporation ("Acorn"), FLORIDA PROFESSIONAL PSYCHOLOGICAL SERVICES, INC., a Florida corporation ("FPPS") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, in its individual capacity ("Bank").

                                   RECITALS:

         A. Borrower, Parent, Management, Outcomes and Bank have entered into that certain Letter Loan Agreement (the "Agreement") dated as of December 20, 1995.

         B. Pursuant to the Agreement, Parent, Management, Outcomes, Colorado and Partners each executed a separate Guaranty Agreement (the "Guaranties") dated as December 20, 1995 which guaranteed to Bank the payment and performance of Term Note B (as defined in the Agreement).

         C. Pursuant to the Agreement, Parent, Management, Outcomes, Colorado and Partners each executed a separate Security Agreement (the "Security Agreements") dated as December 20, 1995 which granted to Bank a security interest in certain of its assets to secure the payment and performance of Term Note B (as defined in the Agreement).

         D. Borrower, Bank and the other parties hereto now desire to amend the Agreement and the Notes (as such term is defined in the Agreement) as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





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                                   ARTICLE 1



                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2



                            Amendments to Agreement

         Section 2.1 Amendment to the Definition of "Parent". The term "Parent", as defined in the initial paragraph of the Agreement is amended in its entirety to mean: "Horizon Health Corporation, a Delaware corporation formerly known as Horizon Mental Health Management, Inc."

         Section 2.2 Amendment to Definition of "Guarantor". The term "Guarantor" as defined in the initial paragraph to the Agreement is amended in its entirety to mean: "Parent, Management, Colorado, Outcomes, Geriatric Medical Care, Inc., Specialty Rehab Management, Inc., Acorn Behavioral Healthcare Management Corporation, Florida Professional Psychological Services, Inc. and any other person who becomes a party to this Agreement, the Guaranty Agreement (as defined in Section 3.01(a)(iv)) and the Security Agreements (as defined in Section 3.01(a)(vi)) in accordance with Section 6.25 of this Agreement."

         Section 2.3 Deletions from Section 6. Sections 6.02 through 6.11, 6.13 through 6.15, 6.18, 6.23, 6.24, 6.27, 6.28, 6.31 and 6.33 through
6.37 are deleted in their entirety.

         Section 2.4 Amendment to Section 6.01. Section 6.01 is amended in its entirety to read as follows:

                 6.01  Incorporation of Covenants from Credit Agreement.
         Parent shall and shall cause each Subsidiary to, comply with each of the covenants contained in Articles 9 (excluding, however, for purposes of this Agreement, the covenants contained in Sections 9.6 and 9.10), 10 and 11 (the "Covenants") of that certain Credit Agreement dated as of December 9, 1997, by and among Parent, Texas Commerce Bank National Association, as agent, and each of the other banks and lending institutions named therein, as such credit agreement exists on December 9, 1997 without giving effect to any amendment or other modification thereto unless amended or otherwise modified with the agreement of the Bank and whether or not at any time the Credit Agreement remains in effect as a valid, binding and enforceable agreement (in such form, the "Credit Agreement"); provided, that for the purposes of this Agreement (a) any reference in the Covenants to "Loan Documents" (excluding the reference to Loan Documents contained in Subsections 10.1(a) and 10.2(b) of the Credit Agreement) shall mean the Loan Documents as defined herein;





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         (b) any reference to an "Event of Default" in the Covenants shall mean an Event of Default as defined herein; (c) any reference to a Default in the Covenants shall mean the occurrence of an event that with the giving of notice or passage of time or both would be an Event of Default hereunder; (d) any reference to Agent or the Banks in the Covenants shall mean the Bank hereunder; (e) any reference to "Borrower" in the Covenants shall mean Parent; (f) any reference to the "Collateral" in the Covenants shall mean the Guarantor Collateral; and (g) any reference to the "Obligations" in the Covenants shall mean the "Obligations" as defined in the Guaranty Agreement. As modified by the foregoing proviso, the Covenants and the definitions in the Credit Agreement of terms utilized therein are incorporated herein by reference.

         Section 2.5 Amendment to Section 6.25. Section 6.25 is hereby amended to read in its entirety as follows:

                 6.25 Subsidiaries of Parent. Parent will cause any and all of its Subsidiaries, other than AHG Partnership (as defined in the Credit Agreement) formed or created after the date hereof to guaranty all present and future indebtedness and other obligations of Borrower to Bank under the Term Loan B and pledge certain of its assets to Bank to secure its guaranty obligations, both pursuant to the execution and delivery of a Subsidiary Joinder Agreement substantially the form as Exhibit A attached to the Guaranty Agreement. As used herein in the term "Subsidiary" means any corporation (or other entity) of which at least a majority of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (or other entity) (irrespective of whether or not at the time stock (or other ownership interests) of any other class or classes of such corporation (or other entity) shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Parent or one or more of the Subsidiaries or by the Parent and one or more of the Subsidiaries.

         Section 2.6 Amendment to Section 6.12. The reference to "first priority" contained in the ninth line of Section 6.12 is hereby deleted.

         Section 2.7 Amendment to Section 6.21. The reference to "and first priority" contained in the fifth line of Section 6.21 is hereby deleted.

         Section 2.8     Amendment to Section 8.01(b).  The last clause in
Section 8.01(b) of the Agreement beginning "; notwithstanding" is amended in its entirety to read as follows:

                 ; notwithstanding the foregoing, there shall be no such five day cure period for any of the covenants contained in Sections 5.01, 5.02, 5.07, 5.08, 5.09, 5.10, 5.13, 5.14, 5.15, 5.17, 5.20, 5.31 and
         6.01 (but only with respect to Section 6.01 to the extent it relates to the violation of the following covenants in the Credit





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         Agreement as they have been incorporated herein, 9.1, 10.2, 10.3,
10.4, 9.6 and 9.8);

         Section 2.9 Amendment to Section 8.01 (p). Section 8.01 (p) is hereby amended to read in its entirety as follows:

                 (p) Credit Agreement. A Default (as defined in the Credit Agreement) or an Event of Default (as defined in the Credit Agreement) occurs under the Credit Agreement whether or not the Credit Agreement at the time remains in effect as a valid, binding and enforceable agreement and such Default or Event of Default continues to exist after any and all applicable notices, grace periods and opportunities to cure, if any, have been given;

         Section 2.10    Amendment to references to Parent, Management and
Outcomes.


                 (a) Each reference to "Parent, Management and Outcomes" in the Agreement is amended to read as follows: "Parent and the other Guarantors".


                 (b) Each reference to "Parent, Management and/or Outcomes" in the Agreement is amended to read as follows: "Parent and/or any of the other Guarantors".


                 (c) Each reference to "Parent, Management, Outcomes" in the Agreement is amended to read "Parent, any other Guarantor".

         In furtherance of the foregoing, Colorado, Partners, Geriatric, Specialty, Acorn and FPPS each hereby assumes all the obligations of a "Guarantor" under the Agreement and agrees that it is bound as a Guarantor under the terms of the Agreement as if it had been an original signatory thereto.

         Section 2.11 Amendment to Exhibit "E" to the Agreement. Exhibit "E" to the Agreement is amended to read in its entirety as set forth in Exhibit "E" hereto.

         Section 2.12 Amendment to Exhibit "G" to the Agreement. Exhibit "G" to the Agreement is amended to read in its entirety as set forth in Exhibit "G" hereto.

                                   ARTICLE 3



                           Modification to the Notes

         Section 3.1    Amendment to the Definitions Utilized in the Notes.
Section 1 of each of the Notes is modified as follows:


                 (a) the definitions of the term "Applicable Libor Margin" is amended in its entirety to read as follows:





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                 "Applicable Libor Margin" means the "Eurodollar Rate Margin"
         as such term is defined in that certain Credit Agreement dated as of December 9, 1997 among Horizon Health Corporation, Texas Commerce Bank National Association, as agent and each of the other banks and lending institutions named therein, as such credit agreement exists on December 9, 1997 without giving effect to any amendment or other modification thereto unless amended or otherwise modified with the agreement of Payee and whether or not at any time such credit agreement remains in effect as a valid, binding and enforceable agreement (in such form, herein the "Credit Agreement").


                 (b) the definition of the following term is hereby added to Section 1 of each Note:

                 "Base Margin" means the "Base Margin" as such term is defined in the Credit Agreement.

         Section 3.2 Amendment to Section 3. Clause (i) of Clause (a) of the first sentence in Section 3 of each Note is amended in its entirety to read as follows:


                          (i) the sum of the Floating Base Rate in effect from day to day plus the Base Margin or

                                   ARTICLE 4



                              Conditions Precedent

         Section 4.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:


                 (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:


                          (i) Opinion of Counsel. A favorable opinion of Strasburger & Price, L.L.P., legal counsel to each Guarantor, as to such matters relating to this Amendment as Bank may reasonably request;


                          (ii) Guaranty Agreement and Security Agreement. A Guaranty Agreement and a Security Agreement executed by each Guarantor; and


                          (iii) Additional Information. Such additional documents, instruments and information as Bank or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request; and





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                 (b)     The representations and warranties contained herein
         and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;


                 (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and


                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 5



                 Ratifications, Representations and Warranties

         Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the Notes and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the Notes and the other Loan Document are ratified and confirmed and shall continue in full force and effect. Borrower, each Guarantor and Bank agree that the Agreement and the Notes, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 5.2 Representations and Warranties. Each of Borrower and each Guarantor hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by it in connection herewith have been authorized by all requisite corporate action on its part and will not violate its articles of incorporation or bylaws, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document to which it is a party are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate specifically to an earlier date, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default and (iv) Borrower and each Guarantor is in full compliance with all covenants and agreements contained in the Agreement as amended hereby and the other Loan Documents.




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                                   ARTICLE 6



                                 Miscellaneous


         Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

         Section 6.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement or the Notes shall mean a reference to the Agreement or the Notes, as applicable, as amended hereby.

         Section 6.3 Expenses of Bank. As provided in the Agreement, each Guarantor, jointly and severally, agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

         Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower and each of the Guarantors and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

         Section 6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 6.8 Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.





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         Section 6.10    ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER
INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                          BORROWER:
                          --------

                          NORTH CENTRAL DEVELOPMENT
                                COMPANY


                          By:  /s/ JOHN T. AMEND
                             -------------------------------------------------
                               John T. Amend
                               President


                          BANK:
                          ----

                          TEXAS COMMERCE BANK NATIONAL
                             ASSOCIATION


                          By:  /s/ JORGE CALDERON
                             -------------------------------------------------
                               Jorge Calderon
                               Vice President






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                                        GUARANTORS:
                                        -----------

                                     HORIZON HEALTH CORPORATION
                                     HORIZON MENTAL HEALTH
                                       MANAGEMENT, INC.
                                     MENTAL HEALTH OUTCOMES, INC.
                                     HHMC PARTNERS, INC.
                                     HHG COLORADO, INC.
                                     GERIATRIC MEDICAL CARE, INC.
                                     SPECIALTY REHAB MANAGEMENT, INC.
                                     ACORN BEHAVIORAL HEALTHCARE
                                        MANAGEMENT CORPORATION
                                     FLORIDA PROFESSIONAL PSYCHOLOGICAL
                                        SERVICES, INC.


                                     By:  /s/ JAMES W. McATEE
                                        --------------------------------------
                                          James W. McAtee
                                          Executive Vice President and
                                               Secretary of each Guarantor






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